ACADEMY VALUE FUND










                                  ANNUAL REPORT

                                 AUGUST 31, 1999
                                ACADEMY VALUE FUND

                               ACADEMY VALUE FUND

September 16, 1999


To our Shareholders:

In our communications with you this year, we outlined several economic and market conditions that were causing concern. We also stated that due to these conditions, the Fund's portfolio was primarily invested in fixed income securities with a small exposure to equities. Our view of the economic and market environment has not changed, therefore the composition of the portfolio remains significantly invested in U.S. Government Agency and Inflation Protected Securities. Some examples of our concerns include:

     - consumer debt is exploding while the same consumer has a negative savings rate
     - margin loans for stock purchases have risen significantly, implying increased use of leverage
     - personal bankruptcies and corporate bond defaults are rising during "the greatest economic expansion in American history"
     - a decline in corporate earnings quality as companies are scrambling to meet investors' earnings growth demands by suppressing and/or moving expenses off the income statement
     - the Federal Reserve's move to twice increase interest rates; many predict a third rate increase

These items are in addition to the concerns discussed in our most recent letter and are only a few of the current market characteristics that we feel are unfavorable. Finally, in light of these and other factors, investors are paying $31.50 for every $1 of corporate earnings, which are estimated to grow less than 7% per year over the next five years. One only has to look at Maytag, Sears, and American Home Products to see the downside risk in the current market if earnings expectations are not met.

For the year ended August 31, 1999, the total return for the Fund was -0.34%. This return was not driven by the advances or declines in the equity portfolio, but from the return of the bond portfolio as the level of interest rates increased over the last several quarters. To reiterate, our current position in bonds is not permanent, but short-term in nature. We are committed to investing in equities and continue to identify companies with the business fundamentals we desire. Our restraint from adding these companies to the portfolio at this time is directly related to their current asking price, not our view of their business prospects.

We look forward to the opportunities the next year will bring and will be communicating with you again soon. Once again we would like to thank you for allowing us to be the stewards of your investment.

Sincerely,

Academy Capital Management

                               ACADEMY VALUE FUND

                    Value of $10,000 vs Russell 2000 Indexes


                           Average Annual Total Return
                          Period Ended August 31, 1999

                         1 Year.....................  -0.34%
                         Since Inception (12/9/94)..   2.36%


                           Academy Value Fund   Russell 2000 w/inc
                           ------------------   ------------------
           12/9/94               10,000              10,000
          12/31/94               10,140              10,656
           3/31/95               10,360              11,148
           6/30/95               11,190              12,193
           9/30/95               11,680              13,397
          12/31/95               10,603              13,687
           3/31/96               11,171              14,386
           6/30/96               11,587              15,105
           9/30/96               11,689              15,156
          12/31/96               12,145              15,945
           3/31/97               12,683              15,120
           6/30/97               13,921              17,571
           9/30/97               15,281              20,186
          12/31/97               14,513              19,511
           3/31/98               14,949              21,473
           6/30/98               13,451              20,472
           9/30/98               11,595              16,348
          12/31/98               11,255              19,014
           3/31/99               11,217              17,982
           6/30/99               11,165              20,779
           8/31/99               11,165              19,371

Past performance is not predictive of future performance.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $526.4 million; the median market capitalization was approximately $428.0 million. The largest company in the index had an approximate market capitalization of $1,349.8 million.

                               ACADEMY VALUE FUND

SCHEDULE OF INVESTMENTS AT AUGUST 31, 1999
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS: 12.5%                                    Market Value
--------------------------------------------------------------------------------
            FINANCIAL SERVICES: 2.4%
   117,300  National Auto Credit, Inc.*...........................  $   105,570
                                                                    -----------
            HUMAN RESOURCES: 2.5%
    10,750  Olsten Corp...........................................      110,187
                                                                    -----------
            INDUSTRIAL PRODUCTS: 2.7%
     5,500  Watts Industries, Inc., Class A.......................      121,000
                                                                    -----------
            RESTAURANTS: 4.9%
    14,300  Lone Star Steakhouse & Saloon, Inc.*..................      109,038
     8,200  Luby's Cafeterias, Inc................................      109,675
                                                                    -----------
                                                                        218,713
                                                                    -----------
            Total Common Stocks (cost $1,155,784).................      555,470
                                                                    -----------
 Principal  U.S. GOVERNMENT AND
   Amount   GOVERNMENT AGENCY OBLIGATIONS: 86.4%
--------------------------------------------------------------------------------
$1,000,000  Fannie Mae, 6.29%, 02/11/2009.........................      998,245
   500,000  FHLB, 4.675%, 10/15/2002..............................      476,156
 1,000,000  FHLB, 4.64%, 10/09/2002...............................      951,643
   300,000  TSY INFL IX N/B, 3.625%, 01/15/2008...................      299,367
 1,100,000  TSY INFL IX N/B, 3.875%, 01/15/2009...................    1,099,772
                                                                    -----------
            Total U.S. Government and Government Agency Obligations
            (Cost $3,939,338).....................................    3,825,183
                                                                    -----------
            Total Investments in Securities
            (cost $5,095,122+): 98.9%.............................    4,380,653
            Other Assets less Liabilities: 1.1%...................       48,005
                                                                    -----------
            Total Net Assets: 100.0%..............................  $ 4,428,658
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

--------------------------------------------------------------------------------

+ At August 31, 1999, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

            Gross unrealized appreciation.........................  $     5,561
            Gross unrealized depreciation.........................     (720,030)
                                                                    -----------
              Net unrealized depreciation.........................  $  (714,469)
                                                                    ===========

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value  (cost $5,095,122)..........  $ 4,380,653
  Cash............................................................       42,705
  Receivables:
    Due from Advisor..............................................        2,258
    Fund shares purchased.........................................        1,391
    Dividends and interest........................................       37,663
  Prepaid expenses and other assets...............................          561
                                                                    -----------
        Total assets..............................................    4,465,231
                                                                    -----------
LIABILITIES
  Accrued audit fees..............................................       16,243
  Fund shares redeemed............................................        1,103
  Other accrued expenses..........................................       19,227
                                                                    -----------
        Total liabilities.........................................       36,573
                                                                    -----------
NET ASSETS........................................................  $ 4,428,658
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($4,428,658/509,095 shares outstanding; unlimited number
  of shares authorized without par value).........................  $      8.70
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital.................................................  $ 5,895,626
  Undistributed net investment income.............................       82,442
  Accumulated net realized  loss on investments...................     (834,941)
  Net unrealized depreciation on investments......................     (714,469)
                                                                    -----------
      Net assets..................................................  $ 4,428,658
                                                                    ===========

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Interest......................................................  $   172,439
    Dividends.....................................................       26,721
    Other.........................................................        1,629
                                                                    -----------
        Total income..............................................      200,789
                                                                    -----------
  Expenses
    Advisory fees.................................................       50,784
    Administration fee............................................       30,000
    Fund accounting fees..........................................       18,612
    Audit fees....................................................       16,290
    Transfer agent fees...........................................       12,888
    Distribution fees.............................................       12,696
    Custody fees..................................................        7,872
    Registration fees.............................................        7,182
    Legal fees....................................................        4,832
    Trustee fees..................................................        4,140
    Reports to shareholders.......................................        3,612
    Miscellaneous.................................................        3,409
    Insurance.....................................................          489
                                                                    -----------
        Total expenses............................................      172,806
        Less: expenses reimbursed.................................      (71,238)
                                                                    -----------
        Net expenses..............................................      101,568
                                                                    -----------
           NET INVESTMENT INCOME..................................       99,221
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss from security transactions..................     (835,179)
    Unrealized appreciation on investments........................      703,961
                                                                    -----------
        Net realized and unrealized loss on investments...........     (131,218)
                                                                    -----------
           NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $   (31,997)
                                                                    ===========

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------
                                                                       Year             Year
                                                                       Ended            Ended
                                                                  August 31, 1999  August 31, 1998
                                                                  ---------------  ---------------
DECREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income.............................................  $    99,221      $    22,049
Net realized (loss) gain from security transactions...............     (835,179)         638,066
Unrealized appreciation (depreciation) on investments.............      703,961       (2,370,964)
                                                                    -----------      -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........      (31,997)      (1,710,849)
                                                                    -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income........................................      (31,136)              --
From net realized gains...........................................     (633,088)        (601,385)
                                                                    -----------      -----------
   Total distributions to shareholders............................     (664,224)        (601,385)
                                                                    -----------      -----------
CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets derived from net change
   in outstanding shares (a)......................................     (361,841)       1,530,157
                                                                    -----------      -----------
   TOTAL DECREASE IN NET ASSETS ..................................   (1,058,062)        (782,077)

NET ASSETS
   Beginning of year..............................................    5,486,720        6,268,797
                                                                    -----------      -----------
END OF YEAR.......................................................  $ 4,428,658      $ 5,486,720
                                                                    ===========      ===========

(a) A summary of capital shares transactions is as follows:

                                                                Year                        Year
                                                                Ended                       Ended
                                                           August 31, 1999             August 31, 1998
                                                      -------------------------   -------------------------
                                                         Shares        Value         Shares        Value
                                                      -----------   -----------   -----------   -----------
Shares sold.........................................      102,654   $   986,276       137,272   $ 1,811,156
Shares issued in reinvestment of distributions......       76,700       664,224        47,353       601,385
Shares redeemed.....................................     (217,678)   (2,012,341)      (67,785)     (882,384)
                                                      -----------   -----------   -----------   -----------
Net increase (decrease).............................      (38,324)  $  (361,841)      116,840   $ 1,530,157
                                                      ===========   ===========   ===========   ===========

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------
                                                     Year Ended August 31,                December 9, 1994*
                                           --------------------------------------------       through
                                             1999        1998        1997        1996      August 31,1995
                                           --------    --------    --------    --------   -----------------
Net asset value, beginning of period.....  $  10.02    $  14.56    $  11.36    $  11.60        $  10.00
                                           --------    --------    --------    --------        --------
Income from investment operations:
  Net investment income (loss)...........      0.20        0.04       (0.03)       0.01            0.03
  Net realized and unrealized (loss)
    gain on investments..................     (0.24)      (3.28)       3.23       (0.10)           1.57
                                           --------    --------    --------    --------        --------
Total from investment operations.........     (0.04)      (3.24)       3.20       (0.09)           1.60
                                           --------    --------    --------    --------        --------
Less distributions:
  From net investment income.............     (0.06)         --          --       (0.03)             --
  From net realized gains................     (1.22)      (1.30)         --       (0.12)             --
                                           --------    --------    --------    --------        --------
Total distributions......................     (1.28)      (1.30)         --       (0.15)             --
                                           --------    --------    --------    --------        --------
Net asset value, end of period...........  $   8.70    $  10.02    $  14.56    $  11.36        $  11.60
                                           ========    ========    ========    ========        ========
Total return.............................     (0.34%)    (24.16%)     28.17%      (0.64%)         22.68%

Ratios/supplemental data:
Net assets, end of period (millions).....  $    4.4    $    5.5    $    6.3    $    4.7        $    3.2

Ratio of expenses to average net assets:
  Before expense reimbursement and
    waived fee...........................      3.40%       2.88%       3.42%       3.39%           5.20%+
  After expense reimbursement and
    waived fee...........................      2.00%       1.82%       2.00%       2.00%           2.00%+
Ratio of net investment income (loss) to
  average net assets:
  Before expense reimbursement and
    waived fee...........................      0.55%      (0.73%)     (1.67%)     (1.20%)         (2.62%)+
  After expense reimbursement and
    waived fee...........................      1.95%       0.33%      (0.24%)      0.18%           0.64%+

Portfolio turnover rate..................    100.92%      39.56%      49.72%      27.71%          13.26%

* Commencement of operations.

+ Annualized.

See accompanying Notes to Financial Statements.

                               ACADEMY VALUE FUND

NOTES TO FINANCIAL STATEMENTS AT AUGUST 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Academy Value Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on December 9, 1994. The investment objective of the Fund is growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

     For the year ended August 31, 1999, Academy Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended August 31, 1999, the Fund incurred $50,784 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce its fees to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of average daily net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. Effective December 31, 1998, the

                               ACADEMY VALUE FUND

--------------------------------------------------------------------------------

Advisor has chosen to no longer recoup such fees. For the year ended August 31, 1999, the Advisor waived fees of $50,784 and reimbursed the Fund in the amount of $20,454. As of August 31, 1999, the cumulative expense reimbursement and waiver from the Advisor to the Fund are $159,845 and $155,647, respectively.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million                     $30,000
      $15 to $50 million                    0.20% of average daily net assets
      $50 to $100 million                   0.15% of average daily net assets
      $100 to $150 million                  0.10% of average daily net assets
      Over $150 million                     0.05% of average daily net assets

     For the year ended August 31, 1999, the Fund incurred $30,000 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     ICA Fund Services Corp. (the "Transfer Agent") acts as the Fund's transfer agent. The Transfer Agent is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator, Distributor, and Transfer Agent.

     Certain officers of the Advisor and their relatives are shareholders of the Fund whose value as of August 31, 1999 equaled approximately 6.36% of the Fund's net assets.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan"), in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. During the year ended August 31, 1999, the Fund paid fees of $12,696 to the Advisor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 1999, were $34,651 and $3,702,437, respectively.

     For the year ended August 31, 1999, the cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term securities, were $4,295,059 and $581,650, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
Academy Value Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Academy Value Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed Portfolios), including the schedule of investments, as of August 31, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period December 9, 1994 through August 31, 1995 were audited by other auditors whose report dated October 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Academy Value Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Los Angeles, California
September 27, 1999

                                     ADVISOR
                        Academy Capital Management, Inc.
                          500 North Valley Mills Drive
                                    Suite 208
                                Waco, Texas 76710
                                 (817) 751-0555

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                               725 South Figueroa
                          Los Angeles, California 90017

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.